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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                                NOVEMBER 15, 2005
                        (Date of earliest event reported)

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                               HARSCO CORPORATION
             (Exact name of registrant as specified in its charter)



             DE                           1-3970                 23-1483991
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
      of incorporation)                                      Identification No.)



  350 POPLAR CHURCH ROAD, CAMP HILL, PA                                17011
(Address of principal executive offices)                            (Zip Code)


         Registrant's telephone number, including area code 717-763-7064


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

At its November 15, 2005 meeting, the Company's Board of Directors approved performance targets for the period ending December 31, 2008 under the three year rolling long-term, performance based incentive restricted stock unit program. The targets are based on the achievement of specified levels of cash flow from operations and diluted earnings per share. The restricted stock unit program is part of the 1995 Executive Incentive Compensation Plan, as amended and restated. At its meeting, the Board also, upon recommendation of the Management Development and Compensation Committee, revised the maximum levels of restricted stock units that could be paid annually to the five named executive officers of the Company, increasing the maximum for the Chairman, President and CEO to 20,000 units and for all other named executive officers to 10,000 units.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       HARSCO CORPORATION
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                                          (Registrant)



DATE       November 17, 2005           /S/ Salvatore D. Fazzolari
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                                       Salvatore D. Fazzolari
                                       Senior Vice President, Chief Financial
                                       Officer and Treasurer